UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s Telephone Number, if, changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of ROSE LifeScience

On November 15, 2021, Village Farms International, Inc. (“Village Farms” or the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”), by and among Village Farms, ROSE LifeScience Inc. (“ROSE”) and the other parties thereto, including the shareholders of ROSE (collectively, the “Sellers”), which provided for the acquisition of a 70% interest in ROSE pursuant to the terms of the Purchase Agreement (the “Acquisition”), at a total purchase price (the “Purchase Price”) valued at C$46.7 million, comprised of a cash purchase price of C$19.9 million and a total of 2,411,280 common shares of Village Farms (“Village Farms Shares”), subject to customary purchase price adjustments. The Acquisition closed concurrently with the signing of the Purchase Agreement and accordingly, was completed on November 15, 2021 (the “Closing Date”). The Village Farms Shares issued under the Purchase Agreement are subject to lock-up agreements, and subject to compliance with applicable securities laws, 33% of these shares will be released from lock-up restrictions four (4) months following the Closing Date, another 33% of these shares will be released from lock-up restrictions eight (8) months after the Closing Date and the remaining shares will be released from lock-up restrictions one (1) year after the Closing Date.

Under the terms of the Purchase Agreement, we agreed to file a prospectus supplement under our existing shelf registration statement, on or before the date that is four (4) months following the Closing Date, to register for resale all of the Village Farms Shares issued to the Sellers on the Closing Date.

Put/Call Option

The co-founder and President and Chief Executive Officer of ROSE, Davide Zaffino, and co-founder and Chief Operating Officer of ROSE, Brian D. Stevenson (the “Management Shareholders”), who were among the sellers of ROSE in the Acquisition, will remain in their current roles with ROSE post-Acquisition and have retained a non-voting 30% interest in ROSE (the “Retained Interest”). In conjunction with the Acquisition, Village Farms and the Management Shareholders have entered into a unanimous shareholders agreement (the “USA”) providing Village Farms with a call option to acquire the Retained Interest between December 31, 2024 and March 31, 2025 or upon the occurrence of certain liquidity events with respect to Village Farms (the “Call Option”). As part of the Call Option, Village Farms can also acquire 34% of the Retained Interest between December 31, 2022 and March 31, 2023. A put right has also been granted to the Management Shareholders to require Village Farms to complete the acquisition of the Retained Interest upon their death or disability or the occurrence of certain liquidity events with respect to Village Farms (the “Put Option”, and together with the Call Option, the “Put/Call Option”). The price for the Put/Call Option was set at a multiple solely based on ROSE’s adjusted EBITDA performance of the applicable prior calendar year. If exercised upon a liquidity event, the Option Price is subject to a minimum amount which varies depending on the year on which it is exercised.

The consideration for the acquisition of the Retained Interest may, at Village Farms’ sole discretion, be payable solely in cash or in a pre-determined combination of cash and Village Farms Shares based on a formula similar to that used for the issuance of the Village Farms Shares comprising part of the Purchase Price.

The USA provides that the total number of Village Farms Shares issuable in connection with the Acquisition, including, for greater certainty, in respect of the Purchase Price and the Put/Call Option, shall not exceed, in the aggregate, 20% of the issued and outstanding Village Farms Shares as of the Closing Date (prior to completion of the Acquisition). All of the Village Farms Shares issued in connection with the Acquisition, together with any Village Farms Shares issuable pursuant to the Put/Call Option, have been and will be issued to the Sellers in reliance on Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

A copy of each of the Purchase Agreement and the USA has been filed as Exhibit 2.1 and 2.2, respectively, to this Current Report on Form 8-K and each is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 15, 2021, Village Farms completed the Acquisition of ROSE on the terms as described in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.01.

About ROSE

ROSE LifeScience is a leading vertically integrated branded cannabis producer, supplier and commercialization expert in the Province of Québec, acting as the exclusive, direct-to-retail sales, marketing and distribution entity for Entourage Health, Sundial, Tilray and The Flowr Corporation and 10 Québec micro and craft growers throughout Québec. ROSE also distributes to Québec retail its own brand of high-quality cannabis products. Tam Tams is grown and processed at ROSE’s Québec-based, Health Canada-licensed 55,000 square-foot Controlled Environment Agriculture (CEA), purpose-built facility in Huntingdon, which was commissioned in 2020. ROSE also enables a platform for commercialization in the Québec market for several Québec-based micro-producers under its DLYS brand.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This Current Report on Form 8-K also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. In particular, forward-looking statements in this Current Report on Form 8-K include statements regarding future results, performance, achievements, prospects or opportunities for the Company or ROSE, the greenhouse vegetable industry and the cannabis industry and market are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Current Report on Form 8-K are subject to risks that may include, but are not limited to: our operating history, including that of ROSE, Balanced Health Botanicals, LLC (“Balanced Health”), Pure Sunfarms, Inc. (“Pure Sunfarms”) and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms, ROSE and Balanced Health cannabis business; risks relating to the integration of ROSE into our business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position, ability to leverage current business relationships for future business involving hemp and cannabinoids, the ability of Pure Sunfarms and ROSE to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Canadian operational facilities), and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

We have based these forward-looking statements on factors and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions that we believe are reasonable based on information currently available us, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in our filings with securities regulators, including this Current Report on Form 8-K, as well as in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, we caution readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Current Report on Form 8-K relate only to events or information as of the date on which the statements are made in this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the issuance of Village Farms Shares under the Purchase Agreement and the USA described in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosures

On November 15, 2021, the Company issued a press release announcing the Acquisition of ROSE. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Share Purchase Agreement by and among Village Farms International, Inc., ROSE LifeScience Inc. and the shareholders of ROSE LifeScience, dated November 15, 2021*

2.2	Unanimous Shareholder Agreement by and among Village Farms International, Inc., ROSE LifeScience Inc. and the shareholders of ROSE LifeScience, dated November 15, 2021*

99.1	Press Release dated November 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of any omitted portions of the exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer